UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2013

Pinnacle Value Fund Annual Report                                                    Dec. 31, 2013

Dear Fellow Shareholders,

Our Fund’s NAV rose 16.6% during 2013.  We ended the year at 45 positions with a weighted average market cap of $506 million, a dividend yield of 1.4% and a price to book value ratio of 100%.  Our performance lagged the benchmark R2000 which rose 38.6%.

Total Return                             2013            2012             2011             2010         2009

Pinnacle Value Fund                 16.6%          18.9%          (4.9)%           13.5%     12.7%

Russell 2000                              38.6             16.3              (4.2)              26.9         27.1

S&P 500                                    32.0             15.9                2.1               15.1         26.5

(All returns include dividend reinvestment. Past performance does not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

The State of the Market (and our performance)

As can be seen from the above box scores, US equities had another strong year. The indices closed at record highs for several reasons including record low interest rates driven by the opiate of worldwide central bank liquidity, reasonable corporate profits (which some believe are peaking), benign interest rates/inflation and the absence of any corporate or sovereign blowups. This has pushed many investors from low return MMFs/CDs into higher potential return equities. The short books are being run over, causing many to cover and buy back shares adding further fuel to the rally. Corporate share buybacks, many debt financed, rose substantially in 2013 helping to support stock prices (although insiders have been consistent sellers) Finally, margin debt is at record levels which has helped turbo-charge the market. We ended the year up 16.6%.  Our cash/risk adjusted rates of return were better but still left us behind the R2000 for the year.

A few factors affected performance. First, we were underinvested in a rapidly rising market due to a dearth of ideas offering an adequate margin of safety. We find it hard to bend our valuation standards in order to “play” the market. It’s not in our nature to chase stocks especially with indices at record highs. We always try to remember that the opportunity set of “tomorrow” is unlikely to be the opportunity set of today and act accordingly.  Next, all boats were lifted by the big move and the least seaworthy did the best: those with leveraged balance sheets, high short interests or “story” stocks long on hype but lacking fundamentals. We own very few of these. Finally, we sold too soon in several cases. For our 5 largest sales (in $ proceeds) we would have been better off not selling a share. Doing so cost us 2.3 percentage points of performance and while not a huge difference, every point of performance helps. Of course we had valid reasons for taking profits (including reducing our exposure to financials) but looking back we were probably too assertive in taking money off the table- valuations were robust, but not quite silly.

Against the backdrop of the lackluster results above, we should point out that we’ve made most of our money in the past during times of chaos by going long. Think market (late 2008, early 2009), industry or company specific trouble where pricing inefficiencies exist for a brief period of time. But chaos doesn’t come along too often and there are times like now (and 2013) when it seems everything in the financial world is wonderful. “Goldilocks” rules and being concerned about macro, industry or company issues seems foolish. Dislocations are often unexpected and from nowhere. One of the most important abilities one can develop is the willingness to be patient and wait for things you feel are important start to matter and not get sucked in with the crowd. In 2013 stock prices rose at a rapid rate, probably faster than underlying intrinsic values.

Higher prices often make investors less concerned about risk, especially when the gains seem so easy. However, we feel the current environment demands more caution not less and are positioned accordingly; we are risk adverse, not action adverse.

Winners vs. Sinners 2013

As you might expect in an up year like 2013, portfolio winners outpaced sinners.  After a long period of dormancy, non-standard auto insurer First Acceptance sprang to life late in the year as higher insurance premiums and diligent expense control bolstered the bottom line. Insiders are consistent buyers and we remain a large outside shareholder.  Two of our banks, Wilshire and Preferred, contributed major gains as they continue to benefit from low cost funding, modest loan growth and the prospect of higher profits if interest rates rise. Both were purchased in the depths of the financial crisis. Our business development company, Capital Southwest, did well as many of its underlying investments improved with the economy.  Finally, Montpelier Re, an international reinsurer prospered in the absence of any major catastrophes and continued share repurchases below book.

Our top detractor was Asta Funding, a specialty finance company whose core debt collection business is in decline but yet to be offset by significant profits from newer ventures. Specialty insurer Hallmark Financial struggled with weather related losses and low investment income driven by record low interest rates. We continue to monitor both carefully. The remaining sinners (Stanley Furniture and a couple of ultra-short ETFs) were mistakes and were sold for tax losses.

By now you should have received your year end statement. The Fund distributed $1.15 in capital gains (95% long term) in late December so you also should have received a Form 1099-DIV for 2013 if you held your shares in a taxable account.  As always, should you have any questions about your account or the Fund, don’t hesitate to call or write.

Thanks for your continued support of our work.

John E. Deysher                                                                             Pinnacle Value Fund

President & Portfolio Manager                                                    745 Fifth Ave. - 2400

212-605-7100                                                                                  New York, NY 10151

TOP 10 POSITIONS                                                                                  % net assets

1. First Acceptance- non standard personal auto insurance                                         5.3

2. Montpelier Re- multi national re-insurer                                                                 4.0

3. Hallmark Financial- multiline specialty insurer                                                       3.4

4. Capital Southwest- business development company                                                3.4

5. Wilshire Bank- Korean American bank                                                                   3.0

6. MVC Capital- business development company                                                        2.9

7. Preferred Bank- Chinese American bank                                                                 2.8

8. Anchor Bancorp- savings bank                                                                                2.5

9. Asta Funding- specialty finance company                                                                2.2

10. Old Republic- multiline insurer                                                                             2.1

                                                                                       Total                                   31.6%

2013 TOP 5 WINNERS (realized & unrealized gains)

1. First Acceptance                                                                                          $1,578,200

2. Wilshire Bank                                                                                                1,395,200

3. Preferred Bank                                                                                                  801,800

4. Capital Southwest                                                                                             736,100

5. Montpelier Re                                                                                                   573,400

                                                                                       Total                         $5,084,700

2013 TOP 5 SINNERS (realized & unrealized losses)

1. Asta Funding                                                                                                  $188,200

2. Hallmark Financial                                                                                          126,600

3. Stanley Furniture                                                                                                37,900

4. Ultra short R2000 Growth ETF                                                                         33,100

5. Ultra short Technology ETF                                                                              27,300

                                                                                      Total                             $413,100

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                          47.6%

Insurance                                                                                                                 18.3

Closed End & Exchange Traded Funds                                                                    8.8

Banks & Thrifts                                                                                                        8.4

Financial Services                                                                                                    7.3

Consumer Goods & Services                                                                                   3.6

Real Estate Investment Trusts                                                                                   2.3

Conglomerates                                                                                                          2.0

Industrial Goods & Services                                                                                     1.7

                                                                                       Total                                 100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
			December 31, 2013
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrifts
91,200	Anchor Bancorp *	$ 694,836	$ 1,668,048
1,931	Eastern Virginia Bank *	9,909	13,517
90,417	Preferred Bank *	667,442	1,812,861
1,016	United Community Financial Corp. *	4,203	3,627
183,207	Wilshire Bancorp	512,106	2,002,452
		1,888,496	5,500,505	8.36%
Conglomerate
100	Steel Partners Holdings L.P. *	1,109	1,735
142,049	Regency Affiliates, Inc.	750,235	1,328,158
		751,344	1,329,893	2.02%
Educational Services
14,501	Ambassador Group, Inc.	58,525	67,430	0.10%

Fabricated Metal Products
100	Circor International, Inc.	4,357	8,078
100	PMFG, Inc. *	753	905
		5,110	8,983	0.01%
Financial Services
170,687	Asta Funding, Inc. *	239,959	1,437,185
294,445	BKF Capital Group, Inc. (a) *	844,164	329,778
446,240	Cadus Corp. *	710,303	749,683
285,670	CoSine Communications, Inc. *	697,285	591,337
300	Gleacher & Company, Inc. *	4,147	3,117
338,750	Special Diversified Opportunities, Inc. *	309,864	392,950
1,141,027	SWK Holdings Corp. *	970,970	1,289,360
		3,776,692	4,793,410	7.29%
Furniture & Fixtures
20,000	Hooker Furniture	210,009	333,600
8,983	Flexsteel Industries, Inc.	46,102	276,048
		256,111	609,648	0.93%
Greeting Cards & Giftwrap
39,600	CSS Industries, Inc.	640,739	1,135,728	1.73%

Insurance
31,448	EMC Insurance Group, Inc.	578,620	962,938
1,536,886	First Acceptance Corp. *	3,119,768	3,488,731
250,724	Hallmark Financial Services, Inc. *	1,640,612	2,227,683
26,840	Independence Holding Co.	116,279	362,072
89,900	Montpelier Re Holdings Ltd.	1,177,775	2,616,090
98,818	National Security Group, Inc.	820,249	983,239
900	Navigators Group, Inc. *	33,483	56,844
79,600	Old Republic International Corp.	621,149	1,374,692
		8,107,935	12,072,289	18.35%
Retail
17,150	ALCO Stores, Inc. *	128,985	162,066
37,335	Christopher & Banks Corp. *	38,825	318,841
		167,810	480,907	0.73%
Real Estate Investment Trusts
30,700	American Land Lease, Inc. PFD 7.75% Series A	644,555	744,475
41,500	Getty Realty Corp.	586,745	762,355
		1,231,300	1,506,830	2.29%
Restaurants
100	Lubys, Inc. *	778	772
10,493	Ruby Tuesday, Inc. *	63,375	72,716
		64,153	73,488	0.11%
Security Services
56,394	Costar Technologies, Inc. *	452,755	549,841	0.84%

Test & Measurement
133,760	Electro Sensors, Inc.	557,931	536,378	0.82%

Trucking
400	Patriot Transportation Holding, Inc. *	12,086	16,604	0.03%

Total for Common Stock		$ 17,970,987	$ 28,681,934	43.61%

Closed-End & Exchange Traded Funds
3,417	Aberdeen Singapore Fund, Inc.	20,742	43,635
64,400	Capital Southwest Corp.	1,164,389	2,245,628
2,252	Central Europe & Russia Fund, Inc.	27,107	68,799
2,190	Guggenheim Solar	33,838	77,044
64,780	Japan Smaller Capitalization Fund, Inc.	414,665	594,033
143,437	MVC Capital, Inc.	1,254,960	1,936,399
27,359	Petroleum & Resources Corp.	462,344	749,089
3,783	Turkish Investment Fund, Inc. *	16,128	55,497

Total for Closed-End & Exchange Traded Funds		$ 3,394,173	$ 5,770,124	8.77%

SHORT TERM INVESTMENTS
Money Market Fund
500,000	Invesco Liquid Assets Portfolio Fund Institutional Class 0.07% **	500,000	500,000
500,000	Federated Money Market Prime Obligation Fund Institutional Class 0.10% **	500,000	500,000
31,126,684	First American Government Obligation Fund Class Z 0.01% **	31,126,684	31,126,684

Total for Short Term Investments		$ 32,126,684	$ 32,126,684	48.84%

	Total Investments	$ 53,491,844	$ 66,578,742	101.22%

	Liabilities in excess of other Assets		(802,995)	-1.22%

	Net Assets		$ 65,775,747	100.00%

(a) Level 2 Security
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at December 31, 2013.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2013

Assets:
Investment Securities at Market Value	$ 66,578,742
(Identified Cost $53,491,844)
Receivables:
Shareholder Subscriptions	13,860
Dividends and Interest	56,186
Prepaid Expenses	4,000
Total Assets	66,652,788
Liabilities:
Payable to Advisor	797,840
Due to Custodian	27,986
Shareholder Redemptions	18,805
Accrued Expenses	18,885
Total Liabilities	863,516
Net Assets	$ 65,789,272

Net Assets Consist of:
Paid-In Capital	$ 51,796,944
Accumulated Realized Gain on Investments	905,430
Unrealized Appreciation in Value of Investments Based on Identified Cost	13,086,898
Net Assets	$ 65,789,272
Net Asset Value and Redemption Price
Per Share ($65,789,272/3,775,440 shares outstanding), no par value, unlimited
shares authorized	$ 17.43

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2013

Investment Income:
Dividends	$ 436,160
Interest	3,656
Total Investment Income	439,816
Expenses:
Investment Advisor Fees (Note 3)	731,127
Transfer Agent & Fund Accounting Fees	45,978
Insurance Fees	15,753
Custodial Fees	7,153
Audit Fees	15,043
Registration Fees	6,363
Trustee Fees	10,382
Legal Fees	1,279
Miscellaneous Fees	7,925
Printing & Mailing Fees	4,203
Total Expenses	845,206
Expense Recoupment (Note 3)	7,829
Net Expenses	853,035

Net Investment Loss	(413,219)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	5,250,517
Capital Gain Distributions from Regulated Investment Companies	89,728
Change in Unrealized Appreciation on Investments	4,062,908
Net Realized and Unrealized Gain on Investments	9,403,153

Net Increase in Net Assets from Operations	$ 8,989,934

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2013	12/31/2012
From Operations:
Net Investment Loss	$ (413,219)	$ (131,648)
Net Realized Gain on Investments	5,250,517	1,232,019
Capital Gain Distributions from Regulated Investment Companies	89,728	336,256
Net Unrealized Appreciation	4,062,908	7,127,874
Increase in Net Assets from Operations	8,989,934	8,564,501

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	(4,085,619)	(1,787,127)
Total Distributions to Shareholders	(4,085,619)	(1,787,127)
From Capital Share Transactions: (a)
Proceeds From Sale of Shares	9,353,996	4,956,212
Shares issued in Reinvestment of Dividends	3,833,545	1,663,219
Cost of Shares Redeemed	(4,939,948)	(8,398,971)
Net Increase (Decrease) from Shareholder Activity	8,247,593	(1,779,540)

Net Increase in Net Assets	13,151,908	4,997,834

Net Assets at Beginning of Period	52,637,364	47,639,530
Net Assets at End of Period (b)	$ 65,789,272	$ 52,637,364

Share Transactions:
Issued	537,916	323,531
Reinvested	224,315	105,134
Redeemed	(287,610)	(557,787)
Net increase (decrease) in shares	474,621	(129,122)
Shares outstanding beginning of Period	3,300,819	3,429,941
Shares outstanding end of Period	3,775,440	3,300,819

(a) Net of Redemption Fees of $5,240 for the period ended December 31, 2013, and $6,474 for the period ended December 31, 2012.
(b) Includes undistributed net investment income of $0 at December 31, 2013 and $0 at December 31, 2012.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Asset Value -
Beginning of Period	$ 15.95	$ 13.89	$ 14.61	$ 12.87	$ 11.45
Net Investment Income (Loss) *	(0.12)	(0.04)	(0.13)	(0.12)	(0.04)
Net Gains or Losses on Securities
(realized and unrealized)	2.75	2.66	(0.59)	1.86	1.49
Total from Investment Operations	2.63	2.62	(0.72)	1.74	1.45

Distributions from Net Investment Income	-	-	-	-	-
Distributions from Capital Gains	(1.15)	(0.56)	-	-	(0.03)
	(1.15)	(0.56)	-	-	(0.03)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Period	$ 17.43	$ 15.95	$ 13.89	$ 14.61	$ 12.87

Total Return	16.62%	18.88%	(4.93)%	13.52%	12.71%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 65,789	$ 52,637	$ 47,640	$ 64,475	$ 59,795

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.45%	1.49%	1.48%	1.47%	1.47%
Ratio of Net Income (Loss) to Average Net Assets	(0.69)%	(0.26)%	(0.93)%	(0.91)%	(0.35)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.46%	1.49%	1.47%	1.47%	1.49%
Ratio of Net Income (Loss) to Average Net Assets	(0.71)%	(0.26)%	(0.91)%	(0.91)%	(0.37)%

Portfolio Turnover Rate	3.78%	8.14%	34.11%	5.46%	63.12%

* Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

PINNACLE  VALUE FUND

BERTOLET CAPITAL TRUST

Notes to Financial Statements

December 31, 2013

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 resulted when a security priced previously with an official close price (Level 1) has no official close price so the bid price was used.  The below table summarizes the inputs used at Dec. 31 2013:

                                                        Level 1             Level 2              Level 3                    Total

Equity *                             $34,122,280         329,778                   0             $ 34,452,058

Money Market Funds          32,126,684                    0                   0                32,126,684

Investments at Market       $66,284,964         329,778                  0                $ 66,578,742

* See Schedule of Investments for industry breakout.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For year end December 31, 2013, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At Dec. 31, 2013 the Fund held approximately 47% of net assets in the First American Government Obligations Money Market Fund which normally invests in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity. Further information on this fund is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2013 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset per value share.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended Dec. 31, 2013, $5,240 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended Dec. 31, 2013, Adviser earned $731,127 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2015.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  For the year ended Dec. 31, 2013, the Adviser recouped $7,829 of prior waiver/reimbursements from the Fund and has $0 available for recoupment.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2013, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $1,275,646 and $9,992,826, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

The tax nature of distributions paid during the years ended Dec. 31, 2013 and Dec. 31, 2012 are:

	2013	2012
Net Investment Income	$211,006	$ 0
Long Term Capital Gain	$ 3,874,613	$ 1,787,127

At Dec. 31, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $53,964,463

Gross tax unrealized appreciation                                                                    $13,506,493

Gross tax unrealized depreciation                                                                         (892,714)

Net tax unrealized appreciation                                                                          12,613,779

Accumulated realized gain on investments –net                                                     1,378,549

Total Distributable Earnings                                                                              $13,992,328

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after Dec. 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Funds’ financial statements.

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (58)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (81)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (58)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (48)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period  then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 25, 2014

PINNACLE  VALUE FUND

BERTOLET CAPITAL TRUST

Performance Illustration

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2013

	1 Year	3 Year	5 Year	Since Inception
Pinnacle Value Fund	16.55%	9.61%	11.00%	9.69%
Russell 2000 Index	38.82%	15.65%	20.07%	12.39%

Pinnacle Value Fund
Russell 2000 Index
40,000
38,000
36,000
34,000
32,000
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
$35,154
$27,039
4/1/2003
12/31/2003
9/30/2004
6/30/2005
3/31/2006
12/31/2006
9/30/2007
6/30/2008
3/31/2009
12/31/2009
9/30/2010
6/30/2011
3/31/2012
12/31/2012
9/30/2013

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2013	December 31, 2013	July 1, 2013 to December 31, 2013

Actual	$1,000.00	$1,083.98	$7.67
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.43

* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns.

                                                                                            FYE 12/31/13      FYE 12/31/12

Audit fees                                                                               $12,300                 $12,300

Tax fees                                                                                    $2,700                   $2,700

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/13    FYE 12/31/12

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits attached hereto: Code of Ethics and Expense Recap.

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 5, 2014